Exhibit 99.3

GRIID Infrastructure and Adit EdTech Acquisition Corp. Complete Business Combination

GRIID’s common stock expected to begin trading on Cboe Canada on Jan. 2, 2024, under ticker symbol “GRDI”

CINCINNATI, Dec. 29, 2023 — GRIID Infrastructure Inc. (“GRIID” or the “Company”), an American bitcoin mining company that leverages a low-cost, low-carbon energy mix to manage and operate vertically integrated bitcoin mining facilities, today announced that it completed its business combination with Adit EdTech Acquisition Corp. (“Adit EdTech”) (NYSE: ADEX, ADEX.U, and ADEX.WS), a publicly traded special purpose acquisition company. Adit EdTech stockholders approved the business combination at a special meeting held on Nov. 30, 2023.

Following the business combination, the surviving company was renamed GRIID Infrastructure Inc. Beginning on Tuesday, Jan. 2, 2024, GRIID’s common stock is expected to trade on Cboe Canada, the new business name of the NEO Exchange, under the ticker symbol “GRDI,” and GRIID is seeking to list its common stock and warrants on a U.S. exchange.

A detailed description of the business combination can be found in the proxy statement/prospectus filed by Adit EdTech on Nov. 3, 2023, with the Securities and Exchange Commission (the “SEC”) and available at www.sec.gov, as well as Adit EdTech’s previous filings with the SEC and a current report on Form 8-K, which GRIID expects to file with the SEC within four business days following the closing of the business combination.

About GRIID Infrastructure Inc.

GRIID is a purpose-built bitcoin mining company, founded in 2018, that has operated mining facilities since 2019. GRIID has built long-term power relationships securing affordable, reliable, environmentally responsible power, enabling a vertically integrated self-mining business model with significant growth opportunity. Headquartered in Cincinnati, Ohio, GRIID operates a R&D center in Austin, Texas and a development, deployment and equipment repair center in Rutledge, Tennessee. GRIID currently maintains mining facilities in Watertown, New York; Limestone, Maynardville and Lenoir City, Tennessee. To learn more, please visit www.griid.com.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or the Company’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including statements regarding GRIID’s growth and prospects and GRIID’s expectations regarding the listing of its securities on stock exchanges, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by GRIID and its management, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in GRIID’s filings with the Securities and Exchange Commission, including the registration statement on Form S-4 filed by Adit EdTech in connection with the business combination, as well as factors associated with companies, such as GRIID, that are engaged in bitcoin mining, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; market acceptance of bitcoin; reliance on third parties, including utility providers, for the reliable and sufficient supply of electrical power to GRIID’s infrastructure; and the ability to stay in compliance with laws and regulations that currently apply or become applicable to bitcoin. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. GRIID expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in GRIID’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Cboe Canada has neither approved nor disapproved the contents of this press release and accepts no responsibility for the adequacy or accuracy of this release.

Media Contact:

Malory Van Guilder

Skyya PR

+1 651-335-0585

GRIID@skyya.com

Investor Contact:

Jim Golden

Collected Strategies

+1 646-354-7698

griid-cs@collectedstrategies.com

Company Contact:

Harry Sudock

GRIID Infrastructure

+1-615-854-7556

harry@griid.com